Exhibit 31.1
                                           CERTIFICATION
I, Kevin P. Fitzgerald, certify that:

          1.  I have  reviewed  this  quarterly  report on Form 10-QSB of Ener1,
     Inc.;
2.  Based on my  knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;
3.  Based on my knowledge, the financial statements, and other financial  information  included  in this  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this report;
4.  The registrant's other certifying officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act  Rules 13a-15(e)  and 15d-15(e)) for the registrant and have:
        a) Designed such disclosure  controls and procedures,  or caused
     such   disclosure   controls  and  procedures  to  be  designed  under  our
     supervision,   to  ensure  that  material   information   relating  to  the
     registrant, including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report  is  being  prepared;
         b) Evaluated   the   effectiveness   of  the
     registrant's  disclosure  controls  and  procedures  and  presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such  evaluation;  and
        c) Disclosed  in  this  report  any  change  in the
     registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is  reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and
5.  The registrant's other certifying
     officer  and I have  disclosed,  based on our  most  recent  evaluation  of internal control over financial reporting, to the registrant's auditors and the  audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent functions):
         a) All significant  deficiencies and
     material  weaknesses  in the design or operation  of internal  control over financial  reporting  which are reasonably  likely to adversely  affect the registrant's  ability to record,  process,  summarize and report  financial information;  and
        b) Any  fraud,  whether or not  material,  that  involves
     management  or  other  employees  who  have  a  significant   role  in  the
     registrant's  internal  control over financial  reporting.

      Date: November 14,  2003
                By:    Kevin P.  Fitzgerald
                     /s/Kevin P. Fitzgerald
                        Kevin  P.  Fitzgerald  Chief  Executive  Officer
                 (Principal Executive Officer and Duly Authorized Officer)